EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, John T. Cahill, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ John T. Cahill

Name: John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Jill K. Conway, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ Jill K. Conway

Name: Jill K. Conway

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ellen M. Hancock, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ Ellen M. Hancock

Name: Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Richard J. Kogan, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ Richard J. Kogan

Name: Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Delano E. Lewis, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ Delano E. Lewis

Name: Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, J. Pedro Reinhard, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ J. Pedro Reinhard

Name: J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2007 Stock Plan for Non-Employee Directors and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of May, 2006.

/s/ Howard B. Wentz, Jr.

Name: Howard B. Wentz, Jr.